                                                                    EXHIBIT 99.4

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC2


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $575,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC2

                                   [SURF LOGO]

                         [LITTON LOAN SERVICING, L.P.]
                                    SERVICER

                        [J.P. MORGAN CHASE BANK]
                                    TRUSTEE

                                 MAY 25, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                               1
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[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

           ******************FOR INTERNAL USE ONLY********************

1) excess spread with fwd and fwd+150 bps libor stress and 1.5x pricing speed;

Account                JHM
Account Contact
ML Coverage            Mike Persche
Request Submitted
Bond                   A-'s, BBB's
Completed                 5/25/2004 10:00
Comments:              Alice Chang        Sent to Mike Persche

Assumption             100% Pricing Speed; 45%, 50% severity
                       libor forward and libor forward + 150
                       triggers failed, 12 mos lag, to maturity
                       100% p&l advanced

                                                                 1                    2                3                 4
---------------------------------------------------------------------------------------------------------------------------------
                                 RATES                        Forward              Forward        Forward+150       Forward+150
                                 SPEED           %pricing       100%                100%             100%               100%
                      DEFAULT SEVERITY                           45%                 50%              45%                50%
                   DEFAULT P&I ADVANCE                      100% Advance        100% Advance      100% Advance     100% Advance
                  DEFAULT RECOVERY LAG             Months        12                 12                12                 12
                              TRIGGERS                          Fail               Fail              Fail               Fail
                          CLEANUP CALL                       To Maturity        To Maturity       To Maturity       To Maturity
                       DEFAULT BALANCE                      Current Balance   Current Balance   Current Balance   Current Balance
                       CPR = CDR + CRR   Capped at prepay
                             CPR = CRR       PSA standard      CPR = CRR        CPR = CRR          CPR = CRR         CPR = CRR
---------------------------------------------------------------------------------------------------------------------------------
                  INITIAL
                   BOND         SUB-
CLASS   RATINGS    SIZE   ORDINATION
---------------------------------------------------------------------------------------------------------------------------------
A         AAA       82.05        19.20   CDR
                                         CummLosses
---------------------------------------------------------------------------------------------------------------------------------
M1        AA         6.70        12.50   CDR                        -                 -                 -                 -
                                         CummLosses
---------------------------------------------------------------------------------------------------------------------------------
M2        A          5.55         6.95   CDR                        -                 -                 -                 -
                                         CummLosses
---------------------------------------------------------------------------------------------------------------------------------
M3        A-         1.70         5.25   CDR                     8.68              7.74              6.23              5.56
                                         CummLosses              9.93             10.02              7.49              7.53
---------------------------------------------------------------------------------------------------------------------------------
B1        BBB        2.75         2.50   CDR                     5.98              5.36              3.74              3.35
                                         CummLosses              7.22              7.29              4.74              4.76
---------------------------------------------------------------------------------------------------------------------------------
B2       BBB-        1.25         1.25   CDR                        -                 -                 -                 -
                                         CummLosses
---------------------------------------------------------------------------------------------------------------------------------
                      -           1.25   CDR                        -                 -                 -                 -
                                         CummLosses
---------------------------------------------------------------------------------------------------------------------------------
                      -           1.25   CDR                        -                 -                 -                 -
                                         CummLosses
---------------------------------------------------------------------------------------------------------------------------------
                      -           1.25   CDR                        -                 -                 -                 -
                                         CummLosses
---------------------------------------------------------------------------------------------------------------------------------
OC                    -            -                                -                 -                 -                 -
---------------------------------------------------------------------------------------------------------------------------------

SURF 2004-BC2 EXCESS SPREAD

                   EXCESS SPREAD                                EXCESS SPREAD                                 EXCESS SPREAD
           150% pricing     150% pricing                150% pricing      150% pricing                150% pricing      150% pricing
Period       forward        forward+150      Period       forward         forward+150      Period       forward         forward+150
------------------------------------------------------------------------------------------------------------------------------------
   1          493               493            39            92                38             77           73                50
   2          485               320            40           105                64             78           81                54
   3          467               302            41            98                54             79           74                54
   4          454               304            42           104                63             80           75                57
   5          430               266            43            95                50             81          102                66
   6          421               271            44            94                49             82           78                62
   7          394               233            45           107                70             83           88                67
   8          376               215            46            95                48             84           81                68
   9          390               267            47           102                58             85           92                74
  10          344               183            48            92                46             86           85                75
  11          341               190            49            98                55             87           88                79
  12          315               155            50            90                44             88           99                85
  13          312               162            51            73                32             89           93                87
  14          286               130            52            84                40             90          106                94
  15          270               116            53            76                33             91          100                96
  16          269               124            54            83                40             92          105               101
  17          246                96            55            75                32             93          127               113
  18          245               103            56            75                32             94          116               112
  19          216                72            57            98                60             95          127               121
  20          206                49            58            75                30             96          129               124
  21          249                 2            59            83                38             97          139               135
  22          348               186            60            73                28             98          144               138
  23          354               204            61            80                36             99          152               146
  24          319               158            62            72                27            100          161               160
  25          319               169            63            70                28            101          171               164
  26          297               137            64            80                34            102          182               180
  27          285               127            65            71                30            103          193               185
  28          342               192            66            78                33            104          206               197
  29          317               159            67            69                33            105          235               233
  30          322               174            68            69                34            106          235               225
  31          290               135            69            95                53            107          252               249
  32          283               128            70            70                37            108          270               258
  33          336               210            71            78                40            109          291               287
  34          318               170            72            70                40            110          314               300
  35          336               197            73            78                43            111          340               324
  36          301               155            74            70                44            112          369               364
  37          113                64            75            71                46            113            -                 -
  38           91                38            76            79                49            114            -                 -